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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated February 15, 1999, included in this Form 10-K, into EOTT Energy Partners, L.P.'s previously filed Registration Statement on Form S-8 No. 333-23977.


                                                ARTHUR ANDERSEN LLP


Houston, Texas
March 26, 1999